SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 29, 2005

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of June l, 2005 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS8)

                        Residential Accredit Loans, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                 333-107959-37            51-0368240
(State or Other Jurisdiction       (Commission        (I.R.S. Employer
      of Incorporation)            File Number)       Identification No.)


8400 Normandale Lake Blvd.,
 Suite 250, Minneapolis MN
                                                               55437
   (Address of Principal Executive Offices)                  (Zip Code)



Registrants telephone number, including area code, is (952) 857-7000


                         Exhibit Index located on Page 2


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits

        Sequentially Series Supplement, dated as of June 1, 2005, and the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ACCREDIT LOANS, INC.

                                       By:    /s/ Heather Anderson
                                       Name:  Heather Anderson
                                       Title: Vice President

Dated: July 12, 2005



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                     EXHIBIT INDEX


             Item 601 (a) of        Sequentially
Exhibit      Regulation S-K         Numbered
Number       Exhibit No.            Description                   Page

1            4                      Pooling and Servicing         5
                                        Agreement


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